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                                                                 [FUNDTECH LOGO]
              CONTACTS:



               GM Stetter                       Claudia Gatlin
               Fundtech Ltd.                    CMG International
               Tel: 1-201-946-1100              Tel: 1-212-830-9080
               Email: gmstetter@fundtech.com    Email: cmginternational@msn.com


                FUNDTECH ANNOUNCES RESIGNATION OF MICHAEL CARUS;

               OZ COHEN, VP BUSINESS DEVELOPMENT, NAMED ACTING CFO


JERSEY CITY, N.J. -- July 19, 2001, -- Fundtech Ltd. (NASDAQ: FNDT), a leading provider of e-payments and Internet banking solutions, announced today that Michael Carus, Executive Vice President, Chief Operating Officer and Chief Financial Officer, has resigned to become the chief operating officer and chief financial officer of a leading international venture capital firm.

Oz Cohen, Fundtech's Vice President of Business Development, has been named Acting Chief Financial Officer and will assume responsibility for the Company's finance, legal, and human resources functions. In his four years at Fundtech, Mr. Cohen has also served as the Company's General Counsel. He received an MBA from Oxford University and his law degree from Osgoode Hall Law School in Toronto, Canada.

"I'd like to take this opportunity to thank Michael for the considerable contributions he has made during the past four years, including his role in the evolution of our business plan, developing the infrastructure to support a rapidly growing company, overseeing our initial public offering, secondary financing, and several acquisitions," said Reuven Ben Menachem, Chairman and CEO of Fundtech. "We wish him every success in his new endeavors."


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FUNDTECH ANNOUNCES RESIGNATION OF MICHAEL CARUS /2


ABOUT FUNDTECH

Fundtech (www.fundtech.com) is a leading provider of software solutions and services that facilitate e-payments and e-banking by enabling businesses through their banks to electronically manage cash, process payments and transfer funds. The Company's client-server and Internet software products and services automate the process of transferring funds among corporations, banks and clearance systems and enable businesses to manage global cash positions efficiently and in real-time. Its solutions have been sold to more than 700 financial institutions around the globe.


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FORWARD LOOKING STATEMENTS:

Statements included in this Release may contain forward-looking statements. Such forward-looking statements are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may relate, but are not limited, to projections of revenues, income or loss, capital expenditures, plans for growth and future operations, competition and regulation as well as assumptions relating to the foregoing. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted or quantified. When used in this Release, the words, "estimates", "expects", "anticipates", "believes", "plans", "intends", and variations of such words and similar expressions are intended to identify forward-looking statements that involve risks and uncertainties. Future events and actual results could differ materially from those set forth in, contemplated by or underlying the forward-looking statements. The factors that could cause actual results to differ materially from those discussed or identified from time to time in Fundtech's public filings, including general economic and market conditions, changes in regulations and taxes and changes in competition in pricing environment. Undo reliance should not be placed on these forward-looking statements, which are applicable only as of the date hereof. Fundtech undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances that arise after the date of this Release or to reflect the occurrence of unanticipated events.

Fundtech Connect is a trademark of Fundtech Corporation. All other trademarks and service marks are properties of their respective owners.